BASIC LEASE INFORMATION

Lease Date: August 25, 2014

Tenant: BioRestorative Therapies, Inc.

Identity of Tenant: a Nevada Corporation
Legal Situs of Tenant:

Address of Tenant: 555 Heritage Drive, Suite 132, Jupiter, Florida 33458
Contact: Mr. Mark Weinreb
Telephone: (561) 904-6070
Landlord: 50 Republic Road, LLC

Identity of Landlord: Connecticut limited liability company

Address of Landlord: c/o RIMCO LLC
445 Northern Boulevard, Suite 19
Great Neck, NY 11021
Contact: Mr. David Fine, Mr. Itzhak Levi
Telephone: 516-504-8800

Premises: The premises consisting of up to approximately 6,800 square feet of the building located at 50 Republic Road, Melville, New York (a/k/a 40 Marcus Drive).

Lease Term: The Commencement Date of the Lease Term will be the date determined pursuant to Paragraph 1.c. and the Lease Term will continue until the last day of the sixty-third (63rd) full calendar month after or beginning with the Commencement Date.

Base Rent: Subject to the provisions of Paragraph 4 of the Lease, Base rent for Premises is as follows:

Months/Year	Rent Per Square Foot	Monthly Rent	Annual Rent
Months 1-4	$0.00	$0.00	$0.00
1 (only 11 months)	$19.50	$11,050.00	$132,600.00
2	$20.09	$11,384.33	$136,612.00
3	$20.69	$11,724.33	$140,692.00
4	$21.31	$12,075.67	$144,908.00
5	$21.95	$12,438.33	$149,260.00
*The parties acknowledge and agree that the fourth (4th) month of free rent shall be the first (1st) month of Year 1 hereof listed in the above chart.

Security Deposit: Four (4) months Base Rent, subject to reduction pursuant to Paragraph 6.

Additional Rent: As provided in the Lease.

Tenant’s Proportionate Share: The percentage which expresses the ratio between the number of rentable square feet comprising the Premises (6,800) and the number of rentable square feet of the Building (90,390 square feet) which, for the purposes of this Lease shall be seven and fifty-two one-hundredths percent (7.52%).

Extension Option: Tenant shall have the right to renew and extend this Lease for one (1) additional term of five (5) years beyond the expiration date of the original Lease Term pursuant to the terms and conditions of Section 1(g) hereof.

Permitted Use: General office and general laboratory

Broker: Cushman & Wakefield of Long Island, Inc., Concorde Real Estate Co. Inc., and Real Estate Strategies

Guarantors: None

The foregoing Basic Lease Information is hereby incorporated into and made a part of the Lease identified hereinabove. Each reference in the Lease to any of the information and definitions set forth in the Basic Lease Information shall mean and refer to the information and definitions hereinabove set forth and shall be used in conjunction with and limited by all references thereto in the provisions of the Lease. In the event of any conflict between any Basic Lease Information and the Lease, the Lease shall control.

LANDLORD: 50 REPUBLIC ROAD, LLC By: 40 Marcus Road, Inc. Its Manager By:____________________________ Name: Its:	TENANT: BIORESTORATIVE THERAPIES, INC. By:____________________________________ Name: Its:

LEASE

between

50 REPUBLIC ROAD, LLC

LANDLORD

and

BIORESTORATIVE THERAPIES, INC.

TENANT

for a portion of the premises located at
50 Republic Road, Melville, New York
a/k/a 40 Marcus Drive

Date: August 25, 2014

TABLE OF CONTENTS
Page

1. Lease Grant and Term; Renewal Option
2. Base Rent
3. Tenant’s Proportionate Share
4. Additional Rent – Taxes; Utilities
5. Past Due Rent
6. Security Deposit
7. Landlord’s Obligations
8. Use
9. Tenant Alterations, Additions or Improvements
10. Repairs and Maintenance
11. Mechanics’ Liens
12. Signs
13. Tenant’s Equipment
14. Use of Common Areas; Parking
15. Indemnification
16. Subordination
17. Assignment and Subletting
18. Rules and Regulations
19. Inspection
20. Condemnation
21. Fire or Other Casualty
22. Holding Over
23. Events of Default
24. Landlord Remedies
25. Tenant Remedies
26. Surrender of Premises
27. Attorney’s Fees
28. Certain Rights Reserved by Landlord
29. No Subrogation-Liability Insurance
30. Brokerage
31. Change of Building Name
32. Estoppel Certificate
33. Notices
34. Force Majeure
35. Separability
36. No Waiver; Binding Effect
37. Quiet Enjoyment
38. Notice to Lender
39. Miscellaneous
40. Environmental

Exhibit A Premises
Exhibit B Tenant Finish
Exhibit B-1 Floor Plan
Exhibit C Building Rules and Regulations
Exhibit D Subordination, Nondisturbance and Attornment Agreement
Exhibit E Estoppel Certificate

THIS LEASE AGREEMENT is entered into as of the ___ day of ____________, 2014, by and between 50 REPUBLIC ROAD, LLC (hereinafter called “Landlord”), a Connecticut limited liability company, with an address of 445 Northern Boulevard, Suite 19, Great Neck, NY 11021, and BIORESTORATIVE THERAPIES, INC. (hereinafter called (“Tenant”), with an address of 555 Heritage Drive, Suite 132, Jupiter, Florida 33458.

W I T N E S S E T H :

1. Lease Grant and Term.

a. Landlord, in consideration of the rent to be paid and the other covenants and agreements to be performed by Tenant and upon the terms hereinafter stated, does hereby lease, demise and let unto Tenant that portion consisting of 6,800 square feet on the first floor of a certain building located at 50 Republic Road, Melville, New York (a/k/a 40 Marcus Drive)(the “Building”), generally outlined on the plan attached hereto as Exhibit A (the “Premises”), commencing on the Commencement Date (as defined below) and ending on the last day of the Lease Term, unless sooner terminated as herein provided.

b. If this Lease is executed before the Premises become vacant, or otherwise available and ready for occupancy, or if any present tenant or occupant of the Premises holds over and Landlord cannot acquire possession of the Premises prior to the commencement date of this Lease, Landlord shall not be deemed to be in default hereunder, and Tenant agrees to accept possession of the Premises on such date as Landlord is able to tender the same, which date shall be deemed to be the commencement date of this Lease for all purposes , and this Lease shall continue for the Lease Term specified below.

c. Landlord shall complete the Tenant finish work, as described in Exhibit B (“Tenant Finish”) prior to the Commencement Date (as hereinafter defined). In the event that there shall be any increase in the cost of performing the Tenant Finish attributable to any change in the Tenant Finish requested or made necessary by Tenant or its representatives (“Increased Cost”), including, without limitation, (i) a direction by Tenant to add to, modify or omit any item of Tenant Finish, (ii) any additional architectural or engineering services, (iii) any changes to materials in the process of fabrication, (iv) the cancellation or modification of supply or fabricating contracts, or (v) the removal or alteration of any Tenant Finish completed or in process, then the amount of any such Increased Cost shall be paid for by the Tenant to Landlord within thirty (30) days of written notice thereof from Landlord. Nothing herein shall obligate Landlord to pay any Increased Cost and thereafter seek reimbursement from Tenant.

d. Landlord shall give Tenant seven (7) days’ notice that the Premises are ready for occupancy by Tenant and that the Tenant Finish work is substantially complete, notwithstanding that certain punch list type items may not have been completed, and the commencement date shall be that date which is seven (7) days after such notice is provided to Tenant; provided, however, that if substantial completion of the Tenant Finish shall be delayed beyond September 30, 2014 because of changes in the Tenant Finish at the request of Tenant, then the commencement date shall be deemed to be September 30, 2014 (the “Commencement Date”). Landlord shall use commercially reasonable efforts to complete punchlist items within thirty (30) days of Landlord and Tenant creating a punchlist.

e. By occupying the Premises, Tenant shall be deemed to have accepted the same as suitable for the purpose herein intended and to have acknowledged that the same comply fully with Landlord’s obligations, except for punchlist items. Within ten (10) days after written request of Landlord, Tenant agrees to give Landlord a letter confirming the Commencement Date and certifying that Tenant has accepted delivery of the Premises and that the condition of the Premises complies with Landlord’s obligations hereunder.
f. The lease term shall begin on the Commencement Date and shall continue for sixty-three (63) calendar months (as may be extended pursuant to Section 1(g) hereof, the “Lease Term”) after the first calendar month to occur following the expiration of the partial calendar month in which the Commencement Date occurs.

g. Tenant shall be entitled to one (1) renewal of this Lease for a term of five (5) years (an “Extension Option”) commencing on the day following the expiration date of the initial term of this Lease. Such renewal shall be upon the same terms, conditions and obligations as are applicable to the initial term of this Lease, except that (i) the Base Rent for any renewal period shall be an amount equal to the per square foot Base Rent in the immediately preceding year of the Lease Term plus three percent (3%) of such amount (and thereafter, Base Rent shall increase each year by three percent (3.0%) per annum over the previous year’s Base Rent), (ii) Tenant shall pay to Landlord the Additional Rent for each year during such renewal period, and (iii) Tenant shall be entitled to no further renewal of this Lease. Tenant’s right to exercise its option to renew hereunder shall be contingent upon (x) Tenant’s giving to the Landlord notice of Tenant’s election to exercise its option to renew not later than nine (9) months prior to the expiration date of the initial term of this Lease, and (y) no Event of Default shall be outstanding at the time of giving of the notice to renew this Lease or outstanding on the commencement date of the Extension Option.

h. Subject to the terms and conditions hereof, Tenant may occupy the office portion (“Office Space”) of the Premises upon completion of the Tenant Finish related to the Office Space (“Early Occupancy”); provided, that Base Rent shall, notwithstanding any Early Occupancy, be due and payable in accordance with the provisions of Section 2 hereof. Tenant agrees that it shall not interfere with Landlord’s completion of the Tenant Finish during any period of Early Occupancy. Further, Tenant agrees that all other provisions of this Lease shall be applicable to any Early Occupancy by Tenant, including, without limitation, the provisions of Section 4(b) and Section 10 hereof.

2. Base Rent. Subject to the provisions of Paragraph 4 hereof, in consideration of this Lease, Tenant promises and agrees to pay Landlord an annual a base rent (“Base Rent”), in twelve (12) equal monthly installments, without deduction or set off, as follows:

Year	Rent Per Square Foot	Monthly Rent	Annual Rent
Months 1-4	$0.00	$0.00	$0.00
1 (only 11 months)*	$19.50	$11,050.00	$132,600.00
2	$20.09	$11,384.33	$136,612.00
3	$20.69	$11,724.33	$140,692.00
4	$21.31	$12,075.67	$144,908.00
5	$21.95	$12,438.33	$149,260.00

(subject to adjustment as hereinafter provided) without deduction or set off, for each month of the entire Lease Term. The Security Deposit, as provided in Paragraph 6 below shall be payable by Tenant to Landlord contemporaneously with the execution of this Lease, and a like monthly installment of Base Rent and Additional Rent shall be due and payable without demand beginning on the first day of the fifth (5th) calendar month (i.e. the first four (4) calendar months being rent free) following the expiration of the first (1st) full calendar month of the Lease Term and continuing thereafter on or before the first day of each succeeding calendar month during the term hereof. Base Rent and Additional Rent for any fractional month at the beginning of the Lease Term shall be prorated based on the number of days in the month in which the Commencement Date occurs and the monthly Base Rent for each day of the partial month this Lease is in effect, and shall be due and payable upon the Commencement Date.

*The parties acknowledge and agree that the fourth (4th) month of free rent shall be the first (1st) month of Year 1 hereof listed in the above chart.

3. Tenant’s Proportionate Share. Tenant’s proportionate share (“Tenant’s Proportionate Share”) shall at all times be computed by dividing the net rentable area of the Premises (6,800) to the total net rentable area of the Building (90,390 square feet). Tenant’s Proportionate Share is estimated initially to be seven and fifty-two one-hundredths percent (7.52%).

4. Additional Rent - Taxes; Utilities.

(a) Additional Rent-Taxes. Tenant shall pay to Landlord as additional rent for the Premises all other sums of money as shall become due and payable by Tenant to Landlord hereunder (“Additional Rent”), including Tenant’s Proportionate Share of the increase of all taxes, assessments, and governmental charges of any kind and nature whatsoever lawfully levied or assessed against the Premises, including any PILOT Payment (collectively, “Taxes”), during the term of this Lease over Taxes for the fiscal year 2014/2015 (“Base Year Taxes”). For each year during the term of this Lease, Tenant shall pay on the first day of each month Tenant’s Proportionate Share of Additional Rent, estimated for such year. For each year during the term of this Lease, Tenant shall pay on the first day of each month, one-twelfth (1/12) of Tenant’s Taxes, estimated for such year. Landlord shall within the period of ninety (90) days (or as soon thereafter as possible) after the close of each fiscal year give Tenant a statement of such year’s Tenant’s Taxes. Tenant shall pay Landlord within thirty (30) days of receipt of such statement Tenant’s deficiency in payments of Tenant’s Taxes with a copy of the current tax bill. The statement shall reflect the current taxes, the increase, if any, over the Base Year’s taxes and Tenant’s Proportionate Share thereof. Landlord shall, at Landlord’s sole option, either (i) pay to Tenant the overpayment, or (ii) permit Tenant to offset such amount against the next regularly scheduled payment of Base Rent. Such statement shall be binding and conclusive both on Landlord and Tenant.

If, at any time during the Lease Term, the present method of taxation shall be changed so that in lieu of the whole or any part of any taxes, assessments or governmental charges levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents for the Land and/or the Building or any future building or buildings on the Land, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term “Taxes” for the purposes hereof.

In addition to Taxes, Tenant shall be liable for payment of all taxes levied or assessed against Alterations, personal property, furniture or fixtures located in the Premises during the Lease Term. If any such personal property taxes for which Tenant is liable are levied or assessed against Landlord or Landlord’s property and if Landlord elects to pay the same or if the assessed value of Landlord’s property is increased by inclusion of Alterations, personal property, furniture or fixtures located in the Premises, and Landlord elects to pay the taxes based on such increase, Tenant shall pay Landlord on demand such taxes or such increased part of such taxes, as Additional Rent.

Notwithstanding the foregoing, Landlord acknowledges that Tenant has submitted an application to the Suffolk County Industrial Development Agency (the “Agency”), for a straight lease transaction providing for an abatement on the portion of Taxes payable by Tenant (the “IDA Transaction”) and has received an inducement resolution from the Agency. The IDA Transaction involves an arrangement for payments to be made by Landlord in lieu of real estate taxes and assessments pursuant to that certain Payment in Lieu of Taxes Agreement and/or Lease Agreement entered into between Landlord and the Agency (the “Pilot Program”). In the event that Taxes are reduced due to the Premises being subject to the Pilot Program, Tenant shall receive an offset of Base Rent in proportion to any such reduction attributable to the Premises. Landlord and Tenant agree to execution an acknowledgement of any such reduction.

(b) Utilities. Tenant shall be responsible for all utility services within the Premises. Tenant shall pay for all gas, heat, lighting, power, air conditioning, ventilating, telephone, sewer, septic, fire sprinkler charges and other utilities and services used on or from the Premises, together with any taxes, assessments, penalties, surcharges, connection fees or the like pertaining thereto and any maintenance charges for utilities and shall furnish all electric light bulbs and tubes. Tenant shall be responsible to arrange and pay for all janitorial services to the Premises. Notwithstanding anything in this Lease to the contrary, Landlord shall in no event be liable for any interruption or failure of utility services to the Premises. Landlord represents that all utilities are available at the Premises and the Premises are separately metered for same, except for water. Tenant further agrees that Landlord may, in its discretion, sub-meter the water and, thereafter, Tenant shall pay all water charges directly to the applicable utility provider. In the event that any utilities are interrupted for more than five (5) consecutive business days due solely to Landlord’s gross negligence, then Base Rent and Additional Rent (with respect to Taxes only) shall be abated commencing on the sixth (6th) business day after said interruption until said interrupted utilities are restored; provided, that the foregoing abatement shall only be applicable in the event that Tenant is unable to utilize the Premises for the Permitted Use during any such interruption.

5. Past Due Rent. All past due installments of Base Rent, Additional Rent or any other sums which become owing by Tenant to Landlord shall bear interest at the maximum rate permitted by applicable law, or ten (10) percent of the overdue payment, whichever is less from due date until payment is received.

6. Security Deposit. The Security Deposit (as defined in the Basic Lease Information) shall be held by Landlord without liability for interest and as security for the performance by Tenant of Tenant’s covenants and obligations under this Lease, it being expressly understood that such deposit shall not be considered an advance payment of rental or a measure of Landlord’s damages in case of default by Tenant. Upon the occurrence of any event of default by Tenant which default has not been cured within applicable notice and cure periods, Landlord may, from time to time, without prejudice to any other remedy, use such deposit to the extent necessary to make good any arrearages of rent and any other damage, injury, expense or liability caused to Landlord by such event of default. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not then in default hereunder, any remaining balance of such deposit shall be returned by Landlord to Tenant within thirty (30) days after the termination of this Lease. If Landlord transfers its interest in the Premises during the lease Term, Landlord shall assign the Security Deposit to the transferee and thereafter shall have no further liability for the return of such Security Deposit. Provided that no Event of Default has occurred hereunder, Landlord and Tenant agree that Landlord shall, (i) apply a portion of the Security Deposit to pay the Base Rent in the thirty-sixth (36th) month (commencing with the first (1st) month that Tenant pays Base Rent) of the Lease Term, and (ii) apply a portion of the Security Deposit to pay the Base Rent in the forty-eighth (48th) month (commencing with the first (1st) month that Tenant pays Base Rent) of the Lease Term, leaving a remaining Security Deposit for the balance of the term equal to two (2) months rent.

7. Landlord’s Obligations. Subject to the last sentence hereof, Landlord shall provide no building services to the Premises, all of which shall be Tenant’s responsibility, except that Landlord shall provide plumbing, sewer or septic, telephone service and electric service (including meters) and gas service from the connections into the Building to the Premises. Throughout the Lease Term, Landlord shall maintain the heating, ventilation, and air-conditioning systems currently servicing the Premises (“HVAC Systems”), in working order, including, to the extent necessary, repairing and/or replacing the HVAC Systems; provided, that Tenant shall at all times be responsible for the cost of any damage or repair caused or otherwise necessitated by Tenant’s negligence or willful misuse or misconduct. Additionally, Landlord shall be responsible, at its sole cost and expense, for maintaining and repairing the structure, load bearing walls, foundation and roof of the Premises and all common areas of the Building and the Land. Landlord shall be responsible for the cost of such repair and maintenance, unless such maintenance or repair is due to the negligence of Tenant, its agents or employees, in which case Tenant shall be responsible for the cost of such maintenance or repair. Landlord shall, at its sole cost and expense and prior to the Commencement date, repair all (a) pot holes, (b) sink holes and (c) any other damage in the parking lot, including curbs and ramps.

8. Use. Tenant shall use the Premises only for general office and general laboratory (the “Permitted Use”). Tenant will not occupy or use the Premises, or permit any portion of the Premises to be occupied or used, for any business or purpose other than the Permitted Use or for any use or purpose which is unlawful in part or in whole or deemed to be disreputable in any manner or extra hazardous on account of fire, nor permit anything to be done which will in any way increase the rate of insurance on the Building or contents; and in the event that, by reason of acts of Tenant, there shall be any increase in rate of insurance on the Building or contents created by Tenant’s acts or conduct of business, then such acts of Tenant shall be deemed to be an Event of Default hereunder and Tenant hereby agrees to pay to Landlord the amount of such increase on demand and acceptance of such payment shall not constitute a waiver of any of Landlord’s other rights provided herein. Tenant will conduct its business and control its agents, employees and invitees in such a manner as not to create any unreasonable nuisance, nor unreasonably interfere with, annoy or disturb other tenants or Landlord in the management of the Building. Tenant will maintain the Premises in a clean, healthful and safe condition and will comply with all laws, ordinances, orders, rules and regulations (state, federal, municipal and other agencies or bodies having any jurisdiction thereof) with reference to the particular manner of use, condition or occupancy of the Premises by Tenant. Tenant will not occupy or use the Premises, or permit any portion of the Premises to be occupied or used, for any purpose which, in Landlord’s reasonable discretion, would have, or has the potential to have, an adverse environmental impact on the Premises, Building or Land, or would unreasonably interfere with other tenants’ use of the Building or Landlord’s management thereof as a result of such environmental impact.

9. Tenant Alterations, Additions or Improvements.

a. Tenant will not make or permit anyone to make any alterations, installations, changes, decorations, replacements, additions or improvements (“Alterations”) structural or otherwise, in or to the Premises or the Building, without the prior written consent of Landlord (which consent shall not be unreasonably withheld, conditioned or delayed) and pursuant to plans and specifications as reasonably approved by Landlord. All Alterations shall be done only by Landlord or by contractors and subcontractors approved in writing by Landlord, (which approval shall not be unreasonably withheld) it being understood that Tenant shall procure and maintain and shall cause such contractors and subcontractors engaged by or on behalf of Tenant to procure and maintain insurance coverage against such risks, in such amounts and with such companies as Landlord may reasonably require in connection with the making of any such Alterations. All such Alterations permitted by Landlord must conform to all rules and regulations established from time to time by the underwriters’ Association of the local area (New England Board of Fire Underwriters) and conform to all requirements of the Federal, state and local governments. Tenant, at its expense, shall obtain all necessary governmental permits and certificates for the commencement and prosecution of all Alterations and for final approval thereof, if applicable. Tenant shall cause all such Alterations to be completed in accordance with all applicable laws, with the plans as approved by Landlord and in a good and workmanlike manner.
Notwithstanding the foregoing, Tenant may make non-structural alterations of a decorative or cosmetic nature without Landlord’s prior consent, but upon notice to Landlord. Additionally, Tenant may install, at its own cost and expense, a supplemental HVAC unit. Tenant shall be responsible for the cost and maintenance of same. The location of any such supplemental HVAC unit shall be subject to the prior written consent of the Landlord, not to be unreasonably withheld.

b. All Alterations, including wall-to-wall carpet, upon the Premises (whether with or without the prior written consent of Landlord) shall, at the election of the Landlord, remain upon the Premises and be surrendered with the Premises at the expiration of this Lease without disturbance, molestation or injury. Should the Landlord elect that Alterations made by Tenant upon the Premises be removed upon termination of this Lease or upon termination of any renewal period hereof, (for which Landlord shall notify Tenant of such election when it grants its consent to same) Tenant hereby agrees to cause same to be removed and to restore the Premises to substantially their former condition at Tenant’s sole cost and expense and should Tenant fail to remove the same then and in such event Landlord may cause same to be removed at Tenant’s expense and Tenant hereby agrees to reimburse Landlord for the cost of such removal, together with any and all damages which Landlord may suffer and sustain by reason of the failure of Tenant to remove the same. Landlord acknowledges that the Tenant Finish and any initial work performed by Tenant (other than additions (walls, partitions and the like which Landlord requests Tenant to remove at the expiration or earlier termination hereof) to the Premises inside the footprint of the Premises and not included in the Tenant Finish to be completed by Landlord) to ready the Premises for Tenant’s occupancy may remain in the Premises at the expiration or termination of the Lease.

c. Tenant shall pay for all materials constituting Tenant’s Alterations, and Tenant agrees that none of such materials shall be at any time subject to or encumbered by any lien, security interest, encumbrance, charge, installment sales contract or the interest of any other person, firm or corporation whether created voluntarily or involuntarily.

d. Tenant shall pay to Landlord any increase in the amount of taxes payable by Landlord and which increase is attributable to Tenant’s Alterations, such payment to be made within thirty (30) days after Landlord’s written demand therefor.
e. Tenant will indemnify and hold Landlord harmless from and against any and all expenses, liens, claims or damages to person or property which may or might arise directly or indirectly by reason of the making of any Alterations.
f. If any such Alterations are made without the prior written consent of Landlord, Landlord may correct or remove the same and Tenant shall be liable for any and all expenses incurred by Landlord in the performance of this work.
10. Repairs and Maintenance.

a. Tenant shall use, operate and maintain the Premises and its systems (excluding the HVAC System), including all fixtures and equipment installed by Tenant, in such manner as to keep the same in good order and condition, making all repairs necessary to maintain such good order and condition, interior, non-structural, ordinary and extraordinary, including but not limited to, interior windows, interior glass, interior doors, non load bearing walls, finish work, floors, floor coverings, plumbing work and fixtures in the Premises and exclusively servicing the Premises (excluding hook up charges), termite and pest extermination in the Premises, regular removal of trash and debris, janitorial service, security and energy management services, window cleaning (the “Tenant Repairs”). The performance by Tenant of its obligations to maintain the Premises shall be conducted only by contractors approved in writing by Landlord, such approval not to be unreasonably withheld, it being understood that Tenant shall procure and maintain and shall cause contractors engaged by or on behalf of Tenant to procure and maintain insurance coverage against such risks and in such amounts as Landlord may reasonably require, and with such companies as Landlord may reasonably approve, in connection with such maintenance. If Tenant fails to make any repair within thirty (30) days after the occurrence of the damage necessitating same, or fails to cause other maintenance to be performed within thirty (30) days after notice from Landlord of the need therefor, Landlord at its option may make such repair, or cause such other maintenance to be performed, and Tenant, shall pay Landlord for the cost thereof, with interest thereon at the Lease Interest Rate from the due date until paid, as Additional Rent with the next installment of Base Rent. Landlord shall be responsible to maintain, at its cost, the HVAC System the plumbing, electric, telephone and septic and sewer connections within the Building, but excluding maintaining such services within the Premises, which exclusively service the Premises which is Tenant’s responsibility.
b. Landlord shall not be liable by reason of any injury to or interference with Tenant’s business arising from the making of any repairs or alterations in or to the Premises or the Building or to any appurtenances or equipment therein. There shall be no abatement of rent because of such repairs or alterations, or because of any delay by Landlord in making the same.
11. Mechanics’ Liens. If any mechanics’ or materialmen’s lien is filed against the Premises and/or the Building and/or the Land for work claimed to have been done for, or materials claimed to have been furnished to, Tenant, such lien shall be discharged by Tenant within thirty (30) days thereafter, at Tenant’s sole cost and expense, by the payment thereof or by filing any bond required by law. If Tenant shall fail to discharge any such mechanics’ or materialmen’s lien, Landlord may, at its option, discharge the same and treat the cost thereof as Additional Rent payable with the monthly installment of rent next becoming due; it being hereby expressly covenanted and agreed that such discharge by Landlord shall not be deemed to waive, or release, the default of Tenant in not discharging the same.

12. Signs. No signs, advertisement or notice shall be inscribed, painted, affixed or otherwise displayed on any part of the outside or inside of the Building unless it complies with all Federal, state and local laws, rules, regulations and ordinances, does not conflict with or violate any other lease in the Building and is approved by Landlord which approval shall not be unreasonably withheld, conditioned or delayed and provided by Landlord at Tenant’s expense. If any such sign, advertisement or notice is nevertheless exhibited by Tenant, Landlord shall have the right to remove the same and Tenant shall be liable for any and all expenses incurred by Landlord in said removal. Landlord shall have the right to prohibit any advertisement of Tenant which in its opinion tends to impair the reputation of the Building or its desirability as a high-quality building and, upon written notice from Landlord, Tenant shall immediately refrain from and discontinue any such advertisement. Tenant shall be responsible to pay for all costs and expenses, including any permitting fees, in connection with its signs. Subject to the terms and conditions of this Paragraph 12, Tenant may place its signage, (i) on the monument sign for the Building, (ii) over the entrance to the Premises, and (iii) in stencil format, on both exterior glass doors to the Premises.

13. Tenant’s Equipment. Tenant shall not install any equipment of any kind or nature whatsoever which will or may necessitate any changes, replacements or additions to, or in the use of, the water system, heating system, plumbing system, air conditioning system, or electrical system of the Premises or the Building without first obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenant shall be installed and maintained by Tenant, at Tenant’s expense, on vibration eliminators or other devices sufficient to eliminate such noise and vibration.

14. Use of Common Areas; Parking. Tenant shall have the non-exclusive right, in common with others, to the use of any common entrances, lobbies, ramps, drives, parking areas, stairs and similar access and service ways and common areas in and adjacent to the Building of which the Premises are a part, subject to such nondiscriminatory rules and regulations as may be adopted by Landlord. Tenant agrees not to overburden the parking facilities and Landlord and other tenants in the use of parking facilities. Landlord reserves the right in its absolute discretion to determine whether parking facilities are becoming crowded and, in such event, to allocate parking spaces among Tenant and other tenants. Subject to non-discriminatory rules adopted by Landlord, Tenant shall have the right to seven (7) reserved parking spaces at or near Tenant’s entrance to the Building. All other parking at the Building shall be in common with other tenants of the buildings located at 50 Republic Road and 40 Marcus Drive. The number of parking spaces shall at all times comply with applicable local codes. Landlord shall have no obligation to police or otherwise monitor such reserved spaces, Landlord’s sole obligation hereunder with respect to the same being to clearly designate through signage or marking that such spaces are for Tenant’s exclusive use.

15. Indemnification. Landlord shall not be liable for and Tenant will indemnify and save harmless Landlord of and from all fines, suits, claims, demands, losses and actions (including reasonable attorneys’ fees) for any injury to person or damage to or loss of property on or about the Premises caused by any act, omission, neglect or misconduct of, or breach of this Lease by Tenant, its employees, agents, subtenants, invitees, or by any other person entering the Premises or the Building under express or implied invitation of Tenant, or arising out of Tenant’s use of the Premises. Subject to applicable state law, Landlord shall not be liable or responsible for any loss or damage to any property or death or injury to any person occasioned by theft, fire, act of God, public enemy, criminal conduct of third parties, injunction, riot, strike, insurrection, war, court order, requisition or other act of governmental body or authority, by other tenants of the Building or any other matter beyond the control of Landlord, or for any injury or damage or inconvenience which may arise through repair or alteration of any part of the Building, or failure to make repairs, or from any cause whatever except Landlord’s gross negligence or willful wrongdoing.

16. Subordination. Subject to Landlord’s obligation to provide Tenant with a subordination, non-disturbance and attornment agreement (‘SNDA”), this Lease and all rights of Tenant hereunder are subject and subordinate to any mortgages or other instruments of security, as well as to any ground leases or primary leases, that now or hereafter cover all or any part of the Building, the Land or any interest of Landlord therein. This provision is hereby declared by Landlord and Tenant to be self-operative and no further instrument shall be required to effect such subordination of this Lease. Tenant shall, however, upon demand at any time or times execute, acknowledge and deliver to Landlord any and all instruments and certificates that in the judgment of Landlord may be necessary or proper to confirm or evidence such subordination, including, without limitation, a subordination, non-disturbance and attornment agreement in substantially the form of Exhibit D, attached hereto and made a part hereof. Tenant further covenants and agrees upon demand by Landlord’s mortgagee at any time, before or after the institution of any proceedings for the foreclosure of any such mortgages or instruments of security, or sale of the Building pursuant to any such mortgages or other instruments of security, to attorn to such purchaser upon any such sale and to recognize such purchaser as Landlord under this Lease. The agreement of Tenant to attorn upon demand of Landlord’s mortgagee contained in the immediately preceding sentence shall survive any such foreclosure sale or trustee’s sale and be conditioned upon Tenant obtaining an SNDA from any current or future lender. Tenant shall upon demand at any time or times, before or after any such foreclosure sale or trustee’s sale, execute, acknowledge and deliver to Landlord’s mortgagee any and all instruments and certifications that in the judgment of Landlord’s mortgagee may be necessary or proper to confirm or evidence such attornment. Tenant hereby irrevocably constitutes and appoints Landlord as Tenant’s attorney-in-fact to execute, acknowledge and deliver any such instruments and certificates which are requested by Landlord or Landlord’s mortgagee under this Paragraph on Tenant’s behalf.

17. Assignment and Subletting.

a. Tenant shall not, without the prior written consent of Landlord: (i) assign or in any manner transfer this Lease or any estate or interest therein, or (ii) permit any assignment of this Lease or any estate or interest therein by operation of law, or (iii) sublet the Premises or any part thereof, or (iv) grant any license, concession or other right of occupancy of any portion of the Premises, or (v) permit the use of the Premises by any parties other than Tenant, its agents and employees, and any such acts without Landlord’s prior written consent shall be void and of no effect. Landlord’s consent to any assignment subletting of the Premises or any part thereof shall not be unreasonably withheld, conditioned or delayed. Consent by Landlord to one or more assignments or sublettings shall not operate as a waiver of Landlord’s rights as to any subsequent assignments and subletting, Tenant and any guarantor of Tenant’s obligations under this Lease shall at all times remain fully responsible and liable for the payment of the rent herein specified and for compliance with all of the Tenant’s obligations under this Lease. If an Event of Default, as hereinafter defined, should occur while the Premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided or provided by law, may at its option collect directly from such assignee or sublessee all rents becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord by Tenant hereunder, and Tenant hereby authorizes and directs any such assignee or sublessee to make such payments of rent directly to Landlord upon receipt of notice from Landlord. No direct collection by Landlord from any such assignee or sublessee shall be construed to constitute a novation or a release of Tenant or any guarantor of Tenant from the further performance of its obligations hereunder. Receipt by Landlord of rent from any assignee, sublessee or occupant of the Premises shall not be deemed a waiver of the covenant in this Lease contained against assignment and subletting or a release of Tenant under this Lease. The receipt by Landlord from any such assignee or sublessee obligated to make payments of rent shall be a full and complete release, discharge, and acquittance to such assignee or sublessee to the extent of any such amount of rent so paid to Landlord.

Notwithstanding anything to the contrary set forth in the provisions of this paragraph, Tenant may sublet all or a portion of the Premises or assign the Lease to an entity (a “Permitted Transferee”) that (a) is merged or consolidated with Tenant; (b) is a parent or subsidiary of Tenant; or (c) is an affiliate (under common control) of Tenant, all without the consent of Landlord but on prior written notice to Landlord (a “Permitted Transfer”); provided, that any such Permitted Transferee is engaged (though not exclusively) in the same or similar business lines as Tenant and has been so engaged for at least two (2) calendar years. Tenant acknowledges that it shall not be released from any liability hereunder after a Permitted Transfer.

b. Tenant shall not mortgage, pledge or otherwise encumber this Lease or any estate or interest therein or in the Premises.

c. If Tenant requires Landlord’s consent and requests Landlord’s consent to an assignment of the Lease or subletting of all or a part of the Premises, it shall submit to Landlord, in writing, the name of the proposed assignee or subtenant and the nature and character of the business of the proposed assignee or subtenant, the term, use, rental rate and other particulars of the proposed subletting or assignment, including without limitation, evidence reasonably satisfactory to Landlord that the proposed subtenant or assignee is financially responsible and will immediately occupy and thereafter use the Premises (or any sublet portion thereof) for the remainder of the Lease Term (or for the entire term of the sublease, if shorter).

d. If Landlord consents to any subletting or assignment by Tenant as hereinabove provided, and subsequently any rents received by Tenant under any such sublease are in excess of the rent payable by Tenant under this Lease, or any additional consideration (paid with respect to the assignment of this Lease, as opposed to Tenant’s other assets) is paid to Tenant by the assignee under any such assignment, then Landlord may, at its option, declare one-half (1/2) of such excess rents under any sublease or such additional consideration for an assignment to be due and payable by Tenant to Landlord as Additional Rent hereunder.

e. Landlord shall have the right to transfer, assign and convey, in whole or in part, the Building and any and all of its rights under this Lease, and in the event Landlord assigns its rights under this Lease, then, provided Landlord provides written notice of such transfer to Tenant, Landlord shall thereby be released from any further obligations hereunder, and Tenant agrees to attorn and look solely to such successor interest of Landlord for performance of such obligations.

18. Rules and Regulations. Tenant and Tenant’s agents, employees, and invitees will comply fully with all requirements of the Rules and Regulations of the Building and related facilities which are attached hereto as Exhibit C. Landlord shall at all times have the right to change such Rules and Regulations or to promulgate each other Rules and Regulations in such manner deemed advisable for safety, care, or cleanliness of the Building and related facilities or the Premises, and for preservation of good order therein, all of which Rules and Regulations changes and amendments will be forwarded to Tenant in writing and shall be carried out and observed by Tenant. Tenant shall further be responsible for the compliance with such Rules and Regulations by the employees, servants, agents, visitors, and invitees of Tenant. In the event of any conflict between the provisions of the Lease (including Riders thereto) and the provisions of the Rules and Regulations, then the provisions of the Lease shall control. To the extent so enforced, Landlord shall uniformly enforce the Rules and Regulations amongst all tenants in the Building.

19. Inspection. Landlord or its officers, agents, and representatives shall have the right to enter into and upon any and all parts of the Premises at all reasonable hours (or, in any emergency, at any hour) and upon prior reasonable notice (except in the case of an emergency), to (a) inspect same or clean or make repairs or alterations or additions as Landlord may deem necessary (but without any obligation to do so, except as expressly provided for herein) or (b) show the Premises to prospective tenants (only during the last six (6) months of the Term of the Lease), purchasers or lenders; and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof, nor shall such be deemed to be an actual or constructive eviction.

20. Condemnation. If the Premises, or any part thereof, or if the Building or any portion of the Building leaving the remainder of the Building unsuitable for its use as of the Commencement Date of this Lease, shall be taken or condemned in whole or in part for public purposes, or sold in lieu of condemnation, then the Lease Term shall, forthwith cease and terminate; all compensation awarded for any taking (or sale proceeds in lieu thereof) shall be the property of Landlord, and Tenant shall have no claim thereto, the same being hereby expressly waived by Tenant. Tenant hereby assigns to Landlord all rights to compensation or damages, if any, sustained by Tenant on condemnation of the Premises in whole or in part under power of condemnation. However, Tenant may commence a separate action for its moving expenses and damages to any fixtures, furniture and equipment. If the Lease is terminated, Base Rent and Additional Rent shall be adjusted to the date of taking.

If any such condemnation of the Premises reduces the floor area of the Premises available for Tenant’s use by more than 25% or renders the part thereof not condemned permanently untenantable, or materially effects access to the Premises, either party hereto, by thirty (30) days’ notice to the other, may terminate this Lease; but if the Lease is not so terminated, Landlord shall make such repairs, if any, as are reasonably necessary to restore the part thereof not condemned to tenantable condition. Landlord, in so doing, shall not be required to expend more than the net amount received or expected to be received by Landlord in the condemnation proceedings for damage to such part of the Premises not condemned, unless Tenant pays the amount of the excess of expenditure and, before commencement of the restoration repairs, provides Landlord with reasonable security for such payment by Tenant. Restoration repairs, if made, shall begin promptly after Tenant vacates the part of the Premises condemned and be completed with reasonable diligence, subject, however, to delays incident to governmental regulation, unavailability of material or labor and other causes beyond Landlord’s control. In the event of a partial taking which does not effect a termination of this Lease but does deprive Tenant of the use of a portion of the Premises, there shall be either an abatement or an equitable reduction of the total rent, depending on the period for which and the extent to which the Premises so taken are not reasonably usable for the Permitted Use.

21. Fire or Other Casualty.

a. In the event that the Premises (other than Tenant’s Alterations), or any part thereof, or access thereto, shall be damaged or destroyed by fire or other insured casualty, but Tenant shall continue to have reasonably convenient access to the Premises and the Premises shall not thereby be rendered unfit for use and occupancy by Tenant for the Permitted Use, Landlord shall repair such damage or destruction to the condition existing immediately prior to the casualty (except damage or destruction to Tenant’s property or Tenant’s Alterations) with reasonable diligence. During the period when such repair work is being conducted, the rent shall not be abated or suspended.

b. In the event that the Premises or any part thereof, or access thereto, shall be so damaged or destroyed by fire or other insured casualty that Tenant shall not have reasonably convenient access to the Premises or the Premises shall thereby be rendered unfit for use and occupancy by Tenant for the Permitted Use, and if in the sole reasonable judgment of Landlord the damage or destruction may be repaired within one hundred eighty (180) days after the occurrence of the damage or destruction, then Landlord shall so notify Tenant within thirty (30) days after the occurrence of the damage or destruction and Landlord shall repair such damage or destruction (except damage or destruction to Tenant’s property or Tenant’s Alterations) with reasonable diligence. If in the sole reasonable judgment of Landlord the Premises or means of access thereto cannot be repaired within one hundred eighty (180) days after the occurrence of the damage or destruction and Landlord notifies Tenant of same, then either party shall have the right to terminate the term of this Lease by giving written notice of such termination to the other party within the period of thirty (30) to forty-five (45) days after the occurrence of such damage or destruction. If neither party gives such notice of intention to terminate the term of this Lease, then Landlord shall repair the damage or destruction with reasonable diligence.

c. In the event that Tenant shall not have reasonably convenient access to the Premises or the Premises shall otherwise be rendered unfit for the Permitted Use by Tenant by reason of such damage or destruction, and if such damage or destruction was not caused by the negligence or willful act or omission of Tenant or any of its officers, employees, contractors, agents or invitees, then Base Rent and Additional Rent (with respect to Taxes) shall be equitably suspended or abated until Landlord shall have substantially completed the repair of the Premises and the means of access thereto.

d. In addition to and apart from the foregoing provisions of this Paragraph 21, (i) if more than twenty-five percent (25%) of the Premises shall be totally or almost totally damaged or destroyed by fire or other cause at any time during the last six (6) months of the term of this Lease or any renewal thereof, Landlord may terminate the term of this Lease by giving written notice of such termination to Tenant within ten (10) days after the occurrence of such damage or destruction, and (ii) if the Building is damaged or destroyed by fire or other cause to such extent that the cost to repair the damage or destruction, as reasonably estimated by Landlord, will be more than twenty-five percent (25%) of the replacement value of the Building immediately prior to the occurrence of such damage or destruction, then Landlord may terminate the term of this Lease by giving written notice of such termination to Tenant within thirty (30) days after the occurrence of such damage or destruction; provided, that Landlord also terminates the leases of all other similarly situated tenants of the Building.

e. No damages, compensation or claim shall be payable by Landlord to Tenant, or any other person, by reason of inconvenience, loss of business or annoyance arising from any damage or destruction, or any repair thereof, as is referred to in this Paragraph 21.

f. In addition to and apart from the foregoing provisions of this Paragraph, in the event any mortgagee under a mortgage deed or security agreement on the Building should require that the insurance proceeds be used to retire the mortgage debt, Landlord shall have no obligation to rebuild and this Lease shall terminate upon notice to Tenant. Except as hereinafter provided, any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or to the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

g. For the purposes of this paragraph 22, Landlord’s obligation to repair the Premises shall be limited to repairs of the Premises’ structure, load bearing walls, foundation, roof, plumbing and heating and ventilation systems and Tenant Finish, but shall not include the repair of any of Tenant’s property, or Tenant’s Alterations as described herein.

22. Holding Over. Should Tenant, or any of its successors in interest, hold over the Premises, or any part thereof, after the expiration of the Lease Term, unless otherwise agreed in writing by Landlord, such holding over shall constitute and be construed as a tenancy at will only, at a daily rental equal to one and on-half (1-1/2) times the daily rent payable for the last month of the Lease Term for the first sixty (60) days and double the daily rent thereafter. In the event of an unauthorized holding over, Tenant shall indemnify Landlord against all claims for damages by any other tenant to whom Landlord may have leased all or any part of the Premises. Nothing contained herein shall be construed as Landlord’s consent for Tenant to hold over.

23. Events of Default. The following events shall be deemed to be events of default by Tenant under this Lease (“Event of Default”):

a. Tenant shall fail to pay when due any Base Rent, Additional Rent or other sums payable by Tenant hereunder (or under any other Lease now or hereafter executed by Tenant in connection with space in the Building).

b. Tenant shall fail to comply with or observe any other provision of this Lease (or any other Lease now or hereafter executed by Tenant in connection with space in the Building) and such failure continues for a period of thirty (30) days after Landlord’s written notice thereof to Tenant.

c. Tenant shall desert or vacate any portion of the Premises.

d. Either (i) the appointment of a receiver to take possession of all or substantially all of the assets of Tenant, or any guarantor of Tenant’s obligations, or (ii) a general assignment by Tenant, or any guarantor of Tenant’s obligations, for the benefit of creditors, or (iii) any action taken or suffered by Tenant, or any guarantor of Tenant’s obligations, under any section or chapter of the Bankruptcy Code of the United States, as amended, or under any similar law or statute of the United States or any state thereof shall constitute a default of this Lease by Tenant, and Landlord may terminate this Lease forthwith and upon notice of such termination, Tenant’s right to possession of the Premises shall cease; and Tenant shall then quit and surrender the Premises to Landlord, but Tenant shall remain liable as hereinafter provided in this Paragraph.

Landlord and Tenant understand that, notwithstanding certain provisions to the contrary contained herein, a trustee or debtor in possession under the Bankruptcy Code of the United States may have certain rights to assume or assign this Lease. Landlord and Tenant further understand that in any event Landlord is entitled under the Bankruptcy Code to adequate assurances of future performance of the terms and provisions of this Lease. For purposes of any such assumption or assignment, the parties hereto agree that the term “adequate assurance” shall include at least the following:

i. In order to assure Landlord that the proposed assignee will have the resources with which to pay the rent called for herein, any proposed assignee must have demonstrated to Landlord’s satisfaction a net worth (as defined in accordance with generally accepted accounting principles consistently applied) at least as great as the net worth of Tenant on the date this Lease became effective, increased by five percent (5%) for each year from the effective date of the Lease through the date of the proposed assignment. The financial condition and resources of Tenant were a material inducement to Landlord in entering into this Lease.

ii. Any proposed assignee must have been engaged in the Permitted Use for at least two (2) years prior to any such proposed assignment.

iii. In entering into this Lease, Landlord considered extensively the Tenant’s Permitted Use and determined that such Permitted Use would add substantially to Landlord’s tenant balance and that were it not for Tenant’s agreement to make only Tenant’s Permitted Use of the Premises, Landlord would not have entered into this Lease. Landlord’s overall operation will be substantially impaired if the trustee in bankruptcy or any assignee of this Lease makes any use of the Premises other than the Permitted Use as described herein.

24. Landlord Remedies. Upon the occurrence of any Event of Default specified in this Lease, Landlord shall have the option to pursue any one or more of the following remedies without any further notice or demand whatsoever:

a. Acceleration of Rent.

i. By notice to Tenant, Landlord shall have the right to accelerate all Base Rent and all Additional Rent due hereunder and otherwise payable in installments over the remainder of the Lease Term, and, at Landlord’s option, any other Additional Rent to the extent that such Additional Rent can be determined and calculated (which may be reasonably estimated by Landlord) to a fixed sum; and the amount of all of such accelerated rent, without further notice or demand for payment, shall be due and payable by Tenant within five (5) days after Landlord has so notified Tenant. Additional Rent which has not been included in accelerated rent, shall be due and payable by Tenant during the remainder of the Lease Term, in the amounts and at the times otherwise provided for in this Lease.

ii. Notwithstanding the foregoing or the application of any rule of law based on election of remedies or otherwise, if Tenant fails to pay the accelerated rent in full when due, Landlord thereafter shall have the right by notice to Tenant (a) to terminate Tenant’s further right to possession of the Premises; and (b) to terminate this Lease under subparagraph (c) below; and if Tenant shall have paid part but not all of the accelerated rent, the portion thereof attributable to the period equivalent to the part of the Lease Term remaining after Landlord’s termination of possession or termination of this Lease shall be applied by Landlord against Tenant’s obligations owing to Landlord as determined by the applicable provisions of subparagraphs (d) and (f) below.

b. Taking of Possession - curing Tenant’s Defaults.

i. In accordance with all laws, with or without notice, Landlord shall have the right to enter upon and take possession of the Premises and legally expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim for damages therefor. No re-entry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease, unless a written notice of termination is given to Tenant.

ii. With or without re-entering and taking possession of the Premises, and with or without notice to Tenant, Landlord may make any payment which Tenant was obligated but failed to make under this Lease, and perform or attempt to perform any other obligation of Tenant under this Lease which Tenant has failed to perform.

c. Termination of Lease.

i. If Tenant fails to cure its default within the time periods set forth in Paragraph 23 by notice to Tenant, Landlord shall have the right to terminate this Lease as of a date specified in the notice, which shall be at least ten (10) days following Tenant’s receipt of the notice. Tenant’s rights to the possession and use of the Premises shall end absolutely as of the specified termination date, and this Lease shall terminate in all respects except for the provisions hereof regarding Landlord’s damages and Tenant’s liabilities arising prior to, out of and following the Event of Default and the ensuing termination, and the provisions hereof which by their terms survive termination.

ii. Following such termination (as well as upon any other termination of this Lease by expiration of the Lease Term or otherwise) Landlord immediately shall have the right to recover possession of the Premises; and to that end, Landlord may enter the Premises and take possession, without the necessity of giving Tenant any further notice to quit or any other notice, with legal process or proceedings, and in so doing Landlord may remove Tenant’s property (including any improvements or additions to the Premises which Tenant made, unless made with Landlord’s consent which expressly permitted Tenant to not remove the same upon expiration of the Lease Term), as well as the property of others as may be in the Premises, and make disposition thereof in such manner as Landlord may deem to be legal and commercially reasonable under the circumstances.

d. Tenant’s Continuing Obligations - Landlord’s Re-letting Rights.

i. Unless and until Landlord shall have terminated this Lease under subparagraph (c) above, Tenant shall remain fully liable and responsible to perform all of the covenants and to observe all of the conditions of this Lease throughout the remainder of the Lease Term; and, in addition, Tenant shall pay to Landlord, on demand and with interest thereon at the maximum rate permitted by law or ten (10%) percent, whichever is less, from the due date until paid, the total sum of all costs, losses and expenses, including reasonable counsel fees, as Landlord incurs because of any Event of Default having occurred.

ii. If Landlord either terminates Tenants right to possession without terminating the Lease or terminates this Lease and Tenant’s leasehold estate as above provided, Landlord shall have the unrestricted right to re-let the Premises or any part thereof to such tenants, on such provisions, and for such periods as Landlord may deem appropriate. It is understood that Landlord shall have no obligation to have the Premises available for re-letting or otherwise endeavor to re-let so long as Landlord (or any affiliated entity) has other comparable or competing vacant space or property available for leasing to other parties in the Building or in other buildings in the general market area of which the Building is a part; and that notwithstanding nonavailability of other space or property, Landlord’s obligation to mitigate damages shall be limited to such efforts as Landlord, in its reasonable judgment, deems appropriate.

e. Except as otherwise provided herein, Tenant, for itself, and on behalf of any and all persons claiming through or under Tenant, including creditors of all kinds, does hereby waive and surrender all right and privilege, so far as is permitted by law, which they or any of them might have under or by reason of any present or future law, of the service of any notice of intention to reenter and also waives any and all right of redemption or reentry or repossession in case Tenant shall be dispossessed or ejected by process of law or in case of re-entry or repossession by Landlord after thirty (30) days notice or in case of any expiration or termination of this Lease as herein provided.

Tenant waives Tenant’s rights, if any, to designate the items against which any payments made by Tenant are to be credited, and Tenant agrees that Landlord may apply any payments made by Tenant to any items it sees fit, irrespective of and notwithstanding any designation or request by Tenant as to the items against which any such payments shall be credited.

Tenant waives Tenant’s rights, if any, to assert a counter-claim (other than compulsory counter-claims) in any summary proceeding brought by Landlord against Tenant, and Tenant agrees to assert any such claim against Landlord only by way of a separate action or proceeding.

Tenant acknowledges that this Lease is a Commercial Transaction and hereby waives any and all rights to notice and hearing in connection with any suit brought under any of the provisions of this Lease, other than notices legally required to be given. Tenant does hereby agree that an attachment and/or garnishment may issue against Tenant upon the commencement of a lawsuit, without any notice or hearing to determine whether or not there is probable cause to sustain the validity of Landlord’s claim. Tenant may request a hearing at any time after a prejudgment remedy has been issued.

f. Landlord Damages.

i. The damages which Landlord shall be entitled to recover from Tenant shall be the sum of:

a. all Rent accrued and unpaid as of the termination date; and

b. (1) all costs and expenses incurred by Landlord in recovering possession of the Premises, including removal and storage of Tenant’s property, improvement and Alterations therefrom, (2) the reasonable costs and expenses of curing or attempting to cure any default by Tenant, (3) the reasonable costs and expenses of restoring the Premises to the condition in which the same were to have been surrendered by Tenant as of the date of termination, or, in lieu thereof, the costs and expenses of remodeling or altering the Premises or any part for re-letting the same (but shall not include the cost of any build out for a new tenant), and (4) the costs of re-letting (exclusive of those covered by the foregoing) including brokerage fees and reasonable counsel fees; and

c. all Base Rent and Additional Rent and any other sums (to the extent that the amount of Additional Rent has been then determined or estimated as provided above) otherwise payable by Tenant over the remainder of the Lease Term;

d. Less [deducting from the total determined under subparagraphs (a), (b) and (c)] all rent and additional rent which Landlord receives from other tenants by reason of the leasing of the Premises or part thereof during or attributable to any period falling within what would otherwise have been the remainder of the Lease Term.

The damages payable by Tenant under the preceding provisions of this subparagraph (f) shall be payable on demand from time to time as the amounts are determined; and if Landlord’s subsequent receipt of rent as aforesaid from re-letting shall create any excess payment(s) by Tenant by reason of the crediting of such rent thereafter received, the excess payment(s) shall be refunded by Landlord to Tenant, without interest.

25. Tenant Remedies. Tenant specifically agrees to look solely to Landlord’s interest in the Building and Land for the recovery of any judgment from Landlord; it being agreed that Landlord, or if Landlord is a partnership, its partners whether general or limited, or if Landlord is a corporation, its directors, officers and shareholders, or if Landlord is a limited liability company, its members and managers, shall not be personally liable for any judgment. Tenant shall have all available remedies in law or equity against Landlord in the event of a default by Landlord.

26. Surrender of Premises. At the expiration or sooner termination of this Lease, Tenant shall promptly quit and surrender the Premises in broom-clean condition, reasonable wear and tear excepted, and shall deliver all keys and combinations to locks, safes and vaults to Landlord. Before surrendering said Premises, Tenant shall remove all (i) its personal property (other than cabling and other communication wiring), (ii) its signs, and (iii) if requested by Landlord pursuant to Paragraph 9, trade fixtures, Alterations and additions, and will repair any damage caused thereby. Tenant’s obligations under this Paragraph shall survive the expiration of the Lease Term. If Tenant fails to remove its property upon the expiration or sooner termination of this Lease, the said property shall be deemed abandoned and shall become the property of Landlord and Tenant shall be liable to Landlord for all costs incurred by Landlord related to such property. No act or thing done by Landlord or its agents during the Lease Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same be made in writing and signed by Landlord.

27. Attorney’s Fees. In case it should be necessary or proper for Landlord to bring any action under this Lease or to consult or place said Lease, or any amount payable by Tenant hereunder, with an attorney concerning or for the enforcement of any of Landlord’s rights hereunder or with respect to any requests of the Tenant for approvals or matters relating to this Lease, then Tenant agrees in each and any such case to pay to Landlord’s reasonable attorney’s fees.

In case Tenant brings any action, compulsory counter-claim or cross-claim, under this Lease for the enforcement of any of Tenant’s rights hereunder, then Landlord agrees in each and any such case to pay Tenant’s reasonable attorney’s fees, solely in the event that Tenant is the prevailing party in any such action (as determined by the applicable court of law).

28. Certain Rights Reserved by Landlord. Landlord shall have the following rights, exercisable without notice and without liability to Tenant for damage or injury to property, persons or business and without effecting an eviction, constructive or actual, or disturbance of Tenant’s use of possession or giving rise to any claim or set off or abatement of rent:

a. To decorate and to make repairs, alterations, additions, changes or improvements, whether structural or otherwise, in and about the Building, or any part thereof, and for such purposes to enter upon the Premises and, during the continuance of any such work, to temporarily close doors, entryways, public space and corridors in the Building, to interrupt or temporarily suspend Building services and facilities and to change the arrangement and location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets, or other public parts of the Building, all without abatement of rent or affecting any of Tenant’s obligations hereunder, so long as the Premises are reasonably accessible, and Tenant is not unreasonably disturbed and further provided any interruption of Building Services and facilities do not last more than five (5) business days.

b. To have and retain a paramount title to the Building free and clear of any act of Tenant purporting to burden or encumber them.

c. To grant to anyone the exclusive right to conduct any business or render any service in or to the Building, provided such exclusive right shall not operate to exclude Tenant from the use expressly permitted herein.

d. To prohibit the placing of vending or dispensing machines of any kind in or about the Building without the prior written consent of Landlord.

e. To take all such reasonable measures as Landlord may deem advisable for the security of the Building and its occupants, including without limitation, the search of all persons entering or leaving the Building, the evacuation of the Building for cause, suspected cause, or for drill purposes, the temporary denial of access to the Building, and the closing of the Building after normal business hours and on Saturdays, Sundays and holidays, subject, however, to Tenant’s right to admittance when the Building is closed after normal business hours under such reasonable regulations as Landlord may prescribe from time to time which may include by way of example but not of limitation, that persons entering or leaving the Building, whether or not during normal business hours, identify themselves to a security officer by registration or otherwise and that such persons establish their right to enter or leave the Building. Notwithstanding the foregoing, Tenant shall have access to the Premises twenty-four (24) hours a day, seven (7) days a week.

29. No Subrogation-Liability Insurance.

a. Each party hereto hereby waives any cause of action it might have against the other party on account of any loss or damage that is insured against under any insurance policy (to the extent that such loss or damage is recoverable under such insurance policy) that covers the Building, the Premises, Landlord’s or Tenant’s fixtures, personal property, leasehold improvements or business and which names Landlord or Tenant, as the case may be, as a party insured, it being understood and agreed that this provision is cumulative of Paragraph 15 hereof. Each party hereto agrees that it will require its insurance carrier to endorse all applicable policies waiving the carrier’s rights of recovery under subrogation or otherwise against the other party.

b. Tenant shall procure and maintain throughout the Lease Term a policy or policies of insurance at its sole cost and expense and in amounts of not less than a combined single limit of $3,000,000 (issued by insurance carriers reasonably satisfactory to Landlord) or such other reasonable and customary amounts as Landlord may from time to time require, insuring Tenant and Landlord against any and all liability to the extent obtainable for injury to or death of a person or persons or damage to property occasioned by or arising out of or in connection with the use, operation and occupancy of the Premises. Tenant shall furnish a certificate of insurance and such other evidence reasonably satisfactory to Landlord of the maintenance of all insurance coverages required hereunder, and Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least thirty (30) days prior to cancellation or material change of any such issuance (and if such insurance company cannot provide such notice to Landlord, Tenant shall promptly notify Landlord of such notification by the insurance company). In addition to liability insurance, Tenant shall procure and maintain throughout the Lease Term, a policy or policies of insurance at its sole cost and expense insuring all personal property (including without limitation trade fixtures and Tenant’s contents) located on the Premises against physical hazards on an “all risk” basis including fire and theft. In no event shall Tenant’s personal property be insured under any policy or policies maintained by Landlord.
c. Landlord shall maintain insurance in accordance with past practices.

30. Brokerage. Tenant and Landlord warrant to each other that neither party has had any dealings with any broker or agent in connection with the negotiation or execution of this Lease except for Cushman & Wakefield of Long Island, Inc. (representing the Landlord), Concorde Real Estate Co. Inc., and Real Estate Strategies (collectively, representing the Tenant and agree to indemnify each other against all costs, expenses, attorney’s fees or other liability for commissions or other compensation or charges claimed by any broker or agent claiming the same by, through or under each other. Additionally, Tenant hereby represents to Landlord that its brokers listed above have agreed to share one (1) full commission as defined in Paragraph 2 of that certain Co-Brokerage Commission Agreement executed by such parties. Tenant shall additionally indemnify Landlord against all costs, expenses, reasonable attorney’s fees or other liability due to the inaccuracy of Tenant’s representation in the immediately preceding sentence.

31. Change of Building Name. Landlord reserves the right at any time to change the name by which the Building is designated.

32. Estoppel Certificate. Tenant agrees to furnish from time to time when requested but no more than one (1) time per year, by Landlord, the holder of any mortgage or the lessor under any ground lease covering all or any part of the Building or the improvements therein or the Premises or any interest of Landlord therein, a certificate in substantially the form of Exhibit E signed by Tenant confirming and containing such factual certifications and representations deemed appropriate by Landlord, the holder of any mortgage or the lessor under any ground lease covering all or any part of the Building or the improvements therein or the Premises or any interest of Landlord therein, and Tenant shall, within fifteen (15) days following receipt of said proposed certificate from Landlord, return a fully executed copy of said certificate to Landlord. In the event Tenant shall fail to return a fully executed copy of such certificate to Landlord within the foregoing fifteen (15) day period, then Tenant shall be deemed to have approved and confirmed all of the terms, certifications and representations contained in such certificate.

33. Notices. Each provision of this Agreement, or any applicable governmental laws, ordinances, regulations, and other requirements with reference to the sending, mailing or delivery of any notice, or with reference to the making of any payment by Tenant to Landlord, shall be deemed to be complied with when and if the following steps are taken:

a. All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address set forth in the first paragraph hereof or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith.

b. Any notice or document required to be delivered hereunder shall be deemed to be delivered if actually received, either by certified or registered mail (with return receipt requested) or overnight courier, addressed to the parties hereto at the respective addresses set forth in the first paragraph hereof or at such other address as either of said parties have theretofore specified by written notice delivered in accordance herewith. Attorneys may give notices on behalf of their respective clients.

34. Force Majeure. Whenever a period of time is herein prescribed for action to be taken by Landlord or Tenant, Landlord or Tenant shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time (other than Tenant’s payment of monetary sums), any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the control of Landlord or Tenant nor shall the obligations of the other party hereunder be affected or impaired by any such delays other than Tenant’s payment of monetary sums.

35. Separability. If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws effective during the Lease Term, then in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby.

36. No Waiver; Binding Effect. No provision of this Lease shall be deemed to have been waived by Landlord or Tenant unless such waiver be in writing signed by Landlord or Tenant and addressed to each other, nor shall any custom or practice which may evolve between the parties in the administration of the terms hereof be construed to waive or lessen the right of Landlord or Tenant to insist upon the performance by the other party in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided.

37. Quiet Enjoyment. Provided Tenant has performed all of the terms and conditions of this Lease, including the payment of rent, to be performed by Tenant, Tenant shall peaceably and quietly hold and enjoy the Premises for the Lease Term, without hindrance from Landlord, subject to the terms and conditions of this Lease.

38. Notice to Lender. If the Premises or the Building or any part thereof are at any time subject to a first mortgage or other similar instrument and this Lease or the rentals are assigned to such mortgagee, trustee or beneficiary and Tenant is given written notice thereof, including the name and post office address of such assignee, then Tenant shall not terminate this Lease or abate rentals for any default on the part of the Landlord without first giving written notice by certified or registered mail, return receipt requested or overnight courier, to such assignee, specifying the default in reasonable detail, and affording such assignee a reasonable opportunity to make performance, at its election, for and on behalf of Landlord.

39. Miscellaneous.

a. Captions. The captions contained in this Lease are for the conveniences of reference only, and in no way limit or enlarge the terms and conditions of this Lease.

b. No Partnership. Nothing contained in this Lease shall be deemed or construed to create a partnership or joint venture of or between Landlord and Tenant, or to create any other relationship between the parties hereto other than that of Landlord and Tenant.

c. Benefit and Burden. The provisions of this Lease shall be binding upon, and shall inure to the benefit of, the parties hereto and each of their respective representatives, successors and assigns. Landlord may freely and fully assign its interest hereunder.

d. Entire Agreement. This Lease, together with the Exhibits attached hereto, contains and embodies the entire agreement of the parties hereto, and no representations, inducements or agreements, oral or otherwise, between the parties not contained in this Lease and the Exhibits, shall be of any force or effect. This Lease may not be modified, changed or terminated in whole or in part in any manner other than by an agreement in writing duly signed by both parties hereto.

e. Applicable Law. This Lease and the rights and obligations of both parties hereto hereunder shall be governed by the laws of the State of New York.

f. Gender. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

g. No Warranty of Tenant Plans by Landlord. Any approval by Landlord or Landlord’s architects and/or engineers of any of Tenant’s drawings, plans and specifications which are prepared in connection with any construction of improvements in the Premises shall not in any way be construed or operate to bind Landlord or to constitute a representation or warranty of Landlord as to the adequacy or sufficiency of such drawings, plans and specifications, or the improvements to which they relate, for any use, purpose, or condition, but such approval shall merely be the consent of Landlord as may be required hereunder in connection with Tenant’s construction of improvements in the Premises in accordance with such drawings, plans and specifications.

h. No Merger. There shall be no merger of this Lease or of the leasehold estate hereby created with the fee estate in the Premises or any part thereof by reason of the fact that the same person may acquire or hold, directly or indirectly, this Lease or the leasehold estate hereby created or any interest in this Lease or in such leasehold estate as well as the fee estate in the leasehold Premises or any interest in such fee estate.

i. No Representations. Neither Landlord nor Landlord’s agents or brokers have made any representations or promises with respect to the Premises, the Building or the Land, except as herein expressly set forth and no rights, easements or licenses are required by Tenant by implication or otherwise, except as expressly set forth in the provisions of this Lease.

j. No Offer. The submission of this Lease to Tenant shall not be construed as an offer, nor shall Tenant have any rights with respect thereto unless and until Landlord shall, or shall cause its managing agent to, execute a copy of this Lease and deliver the same to Tenant.

k. Corporate Authority. If Tenant signs as a corporation, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, qualified to do business in the State of New York, that the corporation has full right and authority to enter into this Lease, and that each and both of the persons signing on behalf of the corporation were authorized to do so.

l. No Recording. Tenant shall not record this Lease or any Notice of Lease on the land records without the prior consent of Landlord.

m. Exhibits and Attachments. All exhibits, attachments, riders and addenda referred to in this Lease and the exhibits listed herein below are incorporated into this Lease and made a part hereto for all intents and purposes.

Exhibit A Premises
Exhibit B Tenant Finish
Exhibit B-1 Floor Plan
Exhibit C Building Rules and Regulations
Exhibit D Subordination, Nondisturbance and Attornment Agreement
Exhibit E Tenant Estoppel Certificate

40. Environmental.

a. Tenant represents that it will not, undertake any activity causing: (i) the Premises to become a hazardous waste treatment, storage or disposal facility within the meaning of, or otherwise being the Premises within the ambit of, the Resource Conservation and Recovery Act of 1976, 42 U.S.C. §6901 et. seq., as amended (“RCRA”), or any similar federal, state or local laws or regulations, (ii) a release or threatened release of hazardous waste from the Premises within the ambit of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. §9601 et. seq., as amended (“CERCLA”) or the Toxic Substances Control Act, 15 U.S.C. §2601 et. seq., as amended (“TSCA”), or any similar Federal, state or local laws and regulations, or (iii) the discharge of pollutants or effluents into any water source or system, or the discharge into the air of any emissions, which would require a permit under the Federal Water Pollution Control Act, 33 U.S.C. §1251 et. seq., as amended (“FWPCA”), or the Clean Air Act, 42 U.S.C. §7401, et. seq., as amended (“CAA”), respectively, or any similar federal, state or local laws or regulations (collectively, the “Environmental Laws”).

b. No oil, petroleum, chemical liquids, solid, liquid, gaseous products, toxic substances, or any wastes, solid waste, hazardous waste or hazardous substance of any kind, are currently stored or used on the Premises by Tenant and have not been stored or used on the Premises in the past by Tenant, except in the ordinary course of Tenant’s business and as used and stored in compliance with Environmental Law (as defined below). As used herein, the terms “wastes,” “solid waste,” “hazardous waste,” and “hazardous substance” shall have the meanings ascribed to them in CERCLA and RCRA, as amended, and any regulations now or hereafter promulgated pursuant thereto, and shall also include any sewage or mixture of sewage or other waste material that passes through a sewer system to a treatment facility, any industrial waste-water discharges subject to regulation under FWPCA, and any source material, special nuclear material or byproduct material as defined by the Atomic Energy Act of 1954, 42 U.S.C. §3011 et. seq., as amended.

c. Tenant shall not cause or suffer to occur, a discharge, spillage, uncontrolled loss, seepage or filtration of oil or petroleum or chemical liquids or solid, liquid or gaseous products or hazardous waste (a “spill”), as those terms are used under Federal, State or local law, at, upon, under, within or emanating from the Premises or any contiguous real estate.

d. Prior to the Commencement Date, or prior to Tenant’s use of same, Tenant shall obtain all required Federal, state, and local licenses, certificates or permits relating to its use of any of the substances described in this Paragraph 41 at the Premises or as otherwise required under the Environmental Laws, and that its facilities, businesses, property, and equipment are in compliance with such in all material respects.

e. As of the Commencement Date, Tenant has complied and shall comply strictly and in all respects with the requirements of the Environmental Laws and shall notify the Landlord promptly in the event of any spill upon the Premises, and shall promptly forward to the Landlord copies of all orders, notices, reports, permits, applications and other communications in connection with any such spill or any other matters relating to the Environmental Laws as they may affect the Premises. There have been no outstanding citations, notices or orders of noncompliance or violation issued to the Tenant or relating to its business, assets or property under the Environmental Laws with respect to the Premises or any contiguous real estate.

f. Tenant shall not store or use on the Premises any oil, petroleum, chemical liquids, solid, liquid, gaseous products, toxic substances, or any wastes, solid waste, hazardous waste or hazardous substance of any kind, except in the ordinary course of Tenant’s business and in compliance with all Environmental Laws.

g. Tenant shall at all times indemnify and hold harmless Landlord, and its successors and assigns forever, from and against all loss, liability, damage and expense, including without limitation, attorneys’ and other professional fees, suffered or incurred by Landlord, and its successors and assigns, in connection with: (i) any violation of the Environmental Laws by Tenant, its officers, employees, contractors, agents or invitees, including without limitation, the assertion of any lien thereunder, and (ii) any spill affecting the Premises caused by Tenant, its officers, employees, contractors, agents or invitees, whether or not the same originates or emanates from the Premises or any such contiguous real estate, including, without limitation, any loss of value of the Premises as a result of each such spill.

h. In the event of any spill affecting the Premises caused by Tenant, its officers, employees, contractors, agents or invitees, whether or not the same originates or emanates from the Premises or any contiguous real estate which has been included in the property description of the Land and the Premises, and/or the failure by Tenant, its officers, employees, contractors, agents or invitees to comply with any of the Environmental Laws, Tenant shall take, at its sole expense, such action as is necessary to remedy said spill or cure said failure of compliance, to Landlord’s reasonable satisfaction.

i. Tenant shall have no liability or obligation with respect to any violation of Environmental Law by Landlord, its agents and/or employees or any hazardous environmental condition affecting the Premises or Building accruing either prior to the Commencement Date or not otherwise caused by Tenant, its agents and/or employees.

j. The terms contained in this Paragraph 40 shall survive the expiration or earlier termination of the Lease.

k. To the best of Landlord’s knowledge, without independent investigation, Landlord hereby represents to Tenant that there is no hazardous waste or any hazardous substances located on or at the Premises, except in compliance with applicable Environmental Laws.

[Signature Page Follows]

To show your agreement and acceptance of the Lease, sign where noted as follows:

Dated as of the _____ day of ___________, 2014.

LANDLORD:

50 REPUBLIC ROAD, LLC

By: 40 Marcus Road, Inc.
Its Manager

By:____________________________
Name:
Its:

TENANT:

BIORESTORATIVE THERAPIES, INC.

By:____________________________
Name:
Its:

EXHIBIT A
PREMISES

EXHIBIT B
TENANT FINISH
Landlord shall do the following to the Premises, at Landlord’s sole cost and expense (unless otherwise noted):

Office Area
•
Break room marked on floor plan attached hereto as Exhibit B-1 to receive counter top and new cabinets, sink, plumbing for a dishwasher, and building standard VCT flooring. Landlord shall reconfigure and/or add electrical outlets to provide for counter appliances, a dishwasher and refrigerator in areas approved by Tenant.

•
Entire office area shall receive 26 oz loop carpet (style and make to be agreed upon by Landlord and Tenant) and only doorframes will be painted with Benjamin Moore paint. Landlord shall touch up walls where needed and paint newly erected walls. Color to be chosen by Tenant.

•	Create a new waiting area outside of existing vestibule where current closets and reception area exists, pursuant to Exhibit B-1.
•	Conference Room side wall to be squared off and made flush. On opposite wall, demo 2 of the 3 closets leaving open areas.

Lab Area
•	Expand the width of the existing mailroom by an additional 4’ 6” as noted on floor plan and relocate door.
•
Create a vestibule at the 2nd egress door as noted on floor plan. Width to be determined as per code. Landlord will provide emergency door within the lab to newly created vestibule area (may be performed by Landlord within one (1) month of Commencement Date).

•	Landlord shall provide eight 220 outlets in a location TBD, but approved by Tenant, and building standard 120 outlets where required (number and location TBD, but approved by Tenant).
•	Landlord shall install (including gas hookup and wiring directly to the Premises electrical box) a Generac QuietSource Series 27 kW Standby Power Generator (120/240V 3-Phase).
•	Landlord shall provide 200 amp electrical service to the Lease Premises. If additional service is required Landlord shall upgrade the service to 400 amp at Landlord’s expense.
•	A floor drain, and an emergency shower with eye station to be installed, so long as it is OSHA compliant, to be located in front of existing bathrooms in laboratory.
•	Any broken or stained tiles or fixtures shall be replaced
•	Existing flooring in current break room and adjoining room to be removed in order to lay lab floor.

Autoclave room –Landlord will add a slop sink and prepare electric and plumbing for autoclave and glass washer. Landlord will leave existing cabinets and sink to newly created autoclave room, per the floor plan or remove same per Tenant’s request. Landlord to prepare existing cabinets for installation of glass washer.

Molecular Biology- standard sink (to be upgraded to a lab sink with excess cost above the standard sink to be paid by Tenant if Tenant so chooses).
•	Landlord shall provide vent access through the roof for fume hood in Molecular Bio room.
•	All plumbing required for the lab and the gas line (with spigot) required for the Molecular Biology room, which plumbing shall be furnished by the Landlord.

Doors
•	A glass door in the office area shall be installed leading into the office area from reception.
•
Single glass doors for the office hallway to the lab, Autoclave, and storage room, and double glass doors to Molecular Biology Room, the double wood doors from the main vestibule into the lab, and emergency door (glass) from the lab to the second vestibule area, (Total of 4 single doors and 2 sets of double doors). Tenant to provide the door specs. Landlord shall install the doors.

•	All doors to be self-closing and be frosted.

Premises to be delivered in “like new” condition.

Lighting Plan subject to change.

Landlord shall do the following to the Premises, at Tenant’s sole cost and expense (unless otherwise noted):

•
If Tenant desires lab grade paint, Tenant will pay the additional cost to upgrade over and above cost of building standard paint. The paint spec will be provided by Tenant. Landlord shall perform the work.

•
If Tenant desires seamless flooring Tenant will pay the additional cost to upgrade over and above the cost of building standard flooring. The flooring spec will be provided by Tenant. The floor contractor shall perform the work.

•
If Tenant desires seamless electrical switch and outlet covers Tenant will pay the additional cost to upgrade over and above the cost of building standard fixtures. Specs will be provided by Tenant. Landlord shall install the fixtures.

•	Tenant shall pay for millwork, lab tables and counters in the Molecular Biology rooms. Spec to be provided by Tenant. Landlord shall install, if necessary.
•	Tenant shall pay for lab floor and Tenant to receive a credit for the difference in price from the standard floor that Landlord was to install.
•	Tenant shall pay for all key card access for all doors.

EXHIBIT B-1
FLOOR PLAN

EXHIBIT C
BUILDING RULES AND REGULATIONS

Unless otherwise expressly permitted in the Lease:

The sidewalks, entrances, elevators, vestibules, stairways, corridors, or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than ingress and egress to and from the demised Premises.

No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted, or affixed by any Tenant on any part of the leased Premises or building without the prior written consent of the Landlord. In the event of the violation of the foregoing by any Tenant, the Landlord may remove the same without any liability, and may charge the expense incurred by such removal to the Tenant or Tenant’s violating this rule.

The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways, or other public places in the Building shall not be covered or obstructed by any Tenant, nor shall any bottles, parcels, or other articles be placed on the window ledges.

No showcase or other articles shall be put in front of or affixed on any part of the exterior of the building; nor shall any such items be placed in the halls, corridors, vestibules, or on Tenant’s entrance door and sidelights without prior written consent of Landlord.

The water, wash closets, and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, or other substance shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the Tenant who, or whose servants, employees or agents, shall have caused the same. Only standard toilet tissue may be flushed in commodes.

No Tenant shall mark, drill into, or in any way deface any part of the demised Premises or the Building of which they form a part. No boring, cutting, or stringing of wires shall be permitted except with the prior written consent of Landlord and as the Landlord may direct.

No animals (other than service animals) of any kind shall be brought into or kept in or about the Premises. No cooking shall be done or permitted by any Tenant on said Premises. However, this does not prevent Tenant from having coffee, soft drinks, candy, microwave ovens and other items for use of Tenant’s employees, agents or visitors. Refrigerators are permitted. Tenant shall not cause or permit any unusual or objectionable odors to be produced upon or permeate from the demised Premises.

No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or the mechanism thereof, without prior written approval of Landlord, which approval shall not be unreasonably withheld. Tenant will be supplied, free of charge, with two keys for each door of the leased Premises. Each Tenant must, upon the termination of his tenancy, restore to the Landlord all keys of offices and toilet rooms, either furnished to or otherwise procured by Tenant.

No Tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or unreasonably interfere with the occupants of this or neighboring buildings or premises or those having business with them. No Tenant shall throw anything out of the doors, windows, or skylights, or down the passageways.

Canvassing, soliciting and peddling in the Building are prohibited, and each Tenant shall cooperate to prevent the same.

No window coverings, blinds, draperies or other coverings shall be utilized by tenant without the prior written consent of the Landlord.

EXHIBIT D

SUBORDINATION, NON-DISTURBANCE
AND ATTORNMENT AGREEMENT

THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT (“Agreement”) is made as of this ____ day of ________, 200_, by and among ______________________________, a _____________________ with an office located at _________________________________________ (hereinafter called “Tenant”), ______________________________, a _____________________ with an office located at _________________________________________ (hereinafter called “Landlord”), and [BANK NAME AND ADDRESS] (hereinafter called “Bank”).

WITNESSETH:

WHEREAS, the Tenant has entered into a certain lease (the “Lease”) dated as of ____________, 20__, with Landlord whereby Landlord leased to Tenant those certain premises within a certain building known as ________________ in ______________, New York and being more particularly bounded and described in Exhibit A attached hereto and made a part hereof (the “Premises”); and

WHEREAS, the Bank has made a loan in the amount of _________________________________ and NO/100 DOLLARS ($____________) (the “Loan”) secured by an [Construction] Open-End Mortgage and Security Agreement dated ___________________ (the “Mortgage”) covering the Premises to the Landlord which Mortgage will be recorded in the Office of the Town Clerk of ______________ on or about the date herewith; and

WHEREAS, Tenant acknowledges that said Mortgage constitutes a lien or charge upon the Premises [which is unconditionally prior and superior to the Lease and the leasehold interest of Tenant]; and

WHEREAS, as a condition precedent to making the Loan, Bank has required that Landlord and Tenant enter into a non-disturbance agreement with Bank [Bank has been requested by Tenant and by Landlord to enter into a nondisturbance agreement with Tenant].

NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the parties hereto mutually covenant and agree as follows:

1. The Lease and any extensions, renewals, replacements or modifications thereof, and all of the right, title and interest of the Tenant in and to said Premises are and shall be subject and subordinate to the Mortgage and to all of the terms and conditions contained therein, and to any renewals, modifications, replacements, consolidations and extensions thereof.

2. Bank consents to the Lease and, in the event of foreclosure of said Mortgage, or in the event Bank comes into possession of, or acquires title to the Premises as a result of the enforcement of foreclosure of the Mortgage or the note secured thereby, or as a result of any other means, Bank agrees to recognize Tenant and further agrees that so long as Tenant is not in default under the Lease (beyond any applicable grace periods set forth in the Lease) Tenant shall not be disturbed in its possession of the Premises for any reason other than one which would entitle the Landlord to terminate the Lease under its terms or would cause, without any further action by such Landlord, the termination of the Lease or would entitle such Landlord to dispossess the Tenant from the Premises and that it will not join or name Tenant as a party in any proceedings to foreclose the Mortgage.

3. Tenant shall not, without the consent of Bank, its successors and assigns (which consent may be withheld for any reason whatsoever), join, appear or petition to become a party in any foreclosure action or other legal proceeding in connection with the enforcement of the Mortgage or any other document related thereto in which Tenant is not named as a party defendant by Bank.

4. Tenant agrees with Bank that if the interests of Landlord in the Premises shall be transferred to and owned by Bank by reason of foreclosure or other proceedings brought by it, or any other manner, or shall be conveyed thereafter by Bank or shall be conveyed pursuant to a foreclosure sale of the Premises (and for purposes of this paragraph, the term “Bank” shall be deemed to include any grantee of the Bank or purchaser at foreclosure sale), Tenant shall be bound to Bank under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining and any extensions or renewals thereof which may be effected in accordance with any option therefor in the Lease, with the same force and effect as if Bank were the Landlord under the Lease, and Tenant does hereby agree to attorn to Bank as its Landlord, said attornment to be effective and self-operative without the execution of any further instruments on the part of any of the parties hereto immediately upon Bank succeeding to the interest of the Landlord in the Premises. Tenant agrees, however, upon the election of and written demand by Bank within sixty (60) days after Bank receives title to the Premises, to execute an instrument in confirmation of the foregoing provisions, reasonably satisfactory to Bank, in which Tenant shall acknowledge such attornment and shall set forth the terms and conditions of its tenancy.

5. Tenant agrees with Bank that if Bank shall succeed to the interest of Landlord under the Lease, unless otherwise agreed to by Bank, Bank shall not be (a) liable for any action or omission of any prior landlord under the Lease other than continuing defaults (such as Landlord’s failure to make required repairs), or (b) subject to any offsets or defenses which Tenant might have against any prior landlord, or (c) bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord, or (d) bound by any security deposit which Tenant may have paid to any prior landlord, unless such deposit is in an escrow fund which fund has been deposited with a New York banking institution pursuant to a certain pledge and escrow agreement to which Bank is a party, or (e) bound by any amendment or modification of the Lease made without Bank’s consent. Tenant further agrees with Bank that Tenant will not voluntarily subordinate the Lease to any lien or encumbrance without Bank’s consent.

6. In the event that the Landlord shall default in the performance or observance of any of the terms, conditions or agreements in the Lease, Tenant shall give prompt written notice thereof to the Bank simultaneous with any notice given to Landlord and the Bank shall have the right (but not the obligation) to cure such default. It is further agreed that such notice will be given to any successor in interest of Bank in the Mortgage, provided that prior to any such default of Landlord such successor in interest shall have given written notice to Tenant of its acquisition of Bank’s interest therein, and designated the address to which such notice is to be directed. Tenant shall not take any action with respect to such default under the Lease including without limitation any action in order to terminate, rescind or void the Lease or to withhold any rental thereunder, for a period of thirty (30) days after receipt of such written notice thereof by the Bank with respect to any such default capable of being cured by the payment of money and for a period of thirty (30) days after receipt of such written notice thereof by the Bank with respect to any other such default (provided, that in the case of any default which cannot be cured by the payment of money and cannot with diligence be cured with such 30-day period because of the nature of such default or because Bank requires time to obtain possession of the Premises in order to cure the default, if the Bank shall proceed promptly to attempt to obtain possession of the Premises, where possession is required, and to cure the same and thereafter shall prosecute the curing of such default with diligence and continuity, then the time within which such default may be cured shall be extended for such period as may be necessary to complete the curing of the same with diligence and continuity).

7. This Agreement shall bind and inure to the benefit of the parties hereto, their successors and assigns. As used herein the term “Tenant” shall include the Tenant, its successors and assigns; the words “foreclosure” and “foreclosure sale” as used herein shall be deemed to include the acquisition of Landlord’s estate in the Premises by voluntary deed (or assignment) in lieu of foreclosure; and the word “Bank” shall include the Bank herein specifically named and any of its successors and assigns, including anyone who shall have succeeded to Landlord’s interest in the Premises by, through or under foreclosure of the Mortgage.

8. This Agreement shall be the whole and only agreement between the parties hereto with regard to the subordination of the Lease and leasehold interest of Tenant to the lien or charge of the Mortgage in favor of Bank, and, with respect to Bank and Tenant only, shall supersede and cancel any prior agreements as to such, or any, subordination, including, but not limited to, those provisions, if any, contained in the Lease, which provide for the subordination of the Lease and leasehold interest of Tenant to a deed or deeds of trust or to a mortgage or mortgages to be thereafter executed, and shall not be modified or amended except in writing signed by all parties hereto.

9. Tenant declares, agrees and acknowledges that it intentionally and unconditionally waives, relinquishes and subordinates the Lease and its leasehold interest in favor of the lien or charge upon said land of the Mortgage above mentioned to the extent set forth in this Agreement, and, in consideration of this waiver, relinquishment and subordination, specific loans and advances are being and will be made and, as part and parcel thereof, specific monetary and other obligations are being and will be entered into which would not be made or entered into but for said reliance upon this waiver, relinquishment and subordination.

10. The use of the neuter gender in this Agreement shall be deemed to include any other gender, and words in the singular number shall be held to include the plural, when the sense requires.

11. Any notice required or allowed by this Agreement shall be in writing and shall be sent by certified or registered United States mail, postage prepaid, return receipt requested:

If to Tenant:

If to Bank:

The parties may, by written notice to the others, designate a different mailing address for notices.

12. The respective rights and obligations of Tenant and Bank upon an attornment to Bank, to the extent of the then remaining term of the Lease (as the same may be extended by the exercise of any right of renewal or extension set forth in the Lease), shall be the same as now set forth therein, it being the intention of the parties hereto to incorporate the Lease in this Agreement by reference with the same force and effect as if set forth at length herein.

13. The duties and liabilities of Bank imposed in this Agreement, except (a) such as may arise from Bank’s possession of pre-paid rent or a security or deposit fund, or (b) such as may have arisen from a breach by Bank of any terms, covenants and conditions of the Lease, shall cease and terminate immediately upon the termination of Bank’s interest in the Mortgage and in the Premises, and upon notice to Tenant of the occurrence of such termination.

14. Landlord hereby irrevocably directs Tenant to pay all rents due and payable under the Lease directly to Bank immediately following Bank’s delivery of written notice (“Bank’s Rent Payment Notice”) to Tenant to the effect that Landlord is in default under the Mortgage (or any related loan documents), notwithstanding any subsequent contrary direction, instruction or assertion by Landlord. Tenant shall be under no duty to investigate, controvert or challenge Bank’s Rent Payment Notice. Tenant’s compliance with Bank’s Rent Payment Notice shall not be deemed to violate the Lease. Landlord hereby releases Tenant from, and shall indemnify and hold Tenant harmless from and against any and all losses, claims, damages, liabilities, costs or expenses (including the payment of reasonable attorneys’ fees, forum costs and disbursements) arising from any claim based on Tenant’s compliance with Bank’s Rent Payment Notice. Tenant shall be entitled to full credit under the Lease for any rents paid to Bank pursuant to Bank’s Rent Payment Notice to the same extent as if such rents were paid directly to Landlord.

IN WITNESS WHEREOF, the parties hereto have placed their hands and seals the day and year first above written.

Signed and acknowledged in
the presence of us:
TENANT:

[TENANT NAME]

______________________________ By:_______________________________

Its
______________________________ Duly Authorized

BANK:

[BANK NAME]

______________________________ By:_______________________________

Its
______________________________ Duly Authorized

LANDLORD:

[LANDLORD NAME]

______________________________ By:_______________________________

Its
______________________________ Duly Authorized

STATE OF )
) ss.
COUNTY OF )

On this the _______ day of ______________, 20__, before me, the undersigned officer, personally appeared ________________________, known to me (or satisfactorily proven) to be the ____________________ of _______________________, a ___________________, and that he/she, as such __________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained as his/her free act and deed and the free act and deed of the _____________________.

In Witness Whereof, I hereunto set my hand.

___________________________________
Notary Public/My Commission Expires:

STATE OF )
) ss.
COUNTY OF )

On this the _______ day of ______________, 20__, before me, the undersigned officer, personally appeared ________________________, known to me (or satisfactorily proven) to be the ____________________ of _______________________, a ___________________, and that he/she, as such __________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained as his/her free act and deed and the free act and deed of the bank.

In Witness Whereof, I hereunto set my hand.

___________________________________
Notary Public/My Commission Expires:

STATE OF )
) ss.
COUNTY OF )

On this the _______ day of ______________, 20__, before me, the undersigned officer, personally appeared ________________________, known to me (or satisfactorily proven) to be the ____________________ of _______________________, a ___________________, and that he/she, as such __________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained as his/her free act and deed and the free act and deed of the _____________________.

In Witness Whereof I hereunto set my hand.

___________________________________
Notary Public/My Commission Expires:
Commissioner of the Superior Court

EXHIBIT E

ESTOPPEL CERTIFICATE

PREMISES:

LANDLORD:

TENANT:

LEASE DATED:

TENANT’S NOTICE ADDRESS:

The undersigned, Tenant, hereby certifies to ________________ [(“Bank”)] that:

1. Tenant has accepted possession of the Premises pursuant to the Lease. The Lease term commenced on __________, 20__. The termination date of the Lease term, excluding renewals and extensions, is __________, 20__.

2. Any improvements required by the terms of the Lease to be made by landlord have been completed to the satisfaction of Tenant in all respects, and Landlord has fulfilled all of its duties under the Lease, except for ________________________________.

3. To Tenant’s knowledge, any improvements required by the terms of the Lease to be made by Tenant have been completed to the satisfaction of Landlord in all respects, and Tenant has fulfilled all of its duties under the Lease.

4. The Lease has not been assigned by Tenant, modified, supplemented or amended in any way, except for ________________. The Lease constitutes the entire agreement between the parties and there are no other agreements between Landlord and Tenant concerning the Premises.

5. The Lease is valid and in full force and effect, and, to the best of Tenant’s knowledge, neither Landlord nor Tenant is in default thereunder, except for __________________. Tenant has no defense, setoff or counter-claim against Landlord arising out of the Lease or in any way relating thereto, or arising out of any other transaction between Tenant and Landlord, and no event has occurred and no condition exists, which, with the giving of notice or the passage of time, or both, will constitute a default under the Lease.

6. No rent or other sum payable under the Lease has been paid in advance.

7. The minimum monthly rent presently payable under the Lease is ________________________.

8. [This Estoppel Certificate is being executed and delivered by Tenant to induce Bank to make a loan to Landlord, which loan is to be secured in part by an assignment to Bank of Landlord’s interest in the Lease and with the intent and understanding that the above statements will be relied upon by Bank.]

9. [Estoppel Certificate is being executed and delivered by Tenant to the above named person or entity with the intent and understanding that the above statements will be relied upon by such person or entity.]

______________, 20___

TENANT:

By:___________________________